EXECUTION COPY

                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
  SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED
    OR TRANSFERRED EXCEPT (a) PURSUANT TO A REGISTRATION STATEMENT UNDER THE
       ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (b) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION
   UNDER THE ACT CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL
          AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAWS


                       GAMING & ENTERTAINMENT GROUP, INC.
                               SENIOR SECURED NOTE

                                                Maturity Date:  December 8, 2009

      FOR VALUE RECEIVED, Gaming & Entertainment Group, Inc., a corporation organized and existing under the laws of the State of Utah, (along with all of its affiliates and subsidiaries collectively, the "Company"), promises to pay to the order of Cantor G & W (Nevada), L.P., a Nevada limited partnership, or its assignee or designee ("Investor"), the sum of TWO MILLION DOLLARS AND 00/100 ($2,000,000) five (5) years from the date hereof (the "Maturity Date") unless due earlier on the Final Payment Date (as defined in Section 5 hereof). All cash payments hereunder shall be made in legal tender of the United States in immediately available funds. This note is the Company's Senior Note (the "Note") referred to in that certain Loan Facility and Investment Agreement dated as of the date hereof by and among the Company and the Investor (as defined in Section 6 below) (the "Investment Agreement") up to the aggregate principal amount of $2,000,000. All capitalized terms used in this Note and not otherwise specifically defined herein shall have the same meaning as ascribed to them in the Investment Agreement. Each Borrowing extended hereunder and all payments hereunder shall be recorded by the Investor and endorsed on the grid attached hereto, which shall be a part hereof; provided that the failure of the Investor to make any such recordation or endorsement shall not affect the obligations of the Company hereunder. This Note may be converted in whole or in part into shares of Company Stock by the exercise of the Debt Warrant and the payment of a portion of the exercise price with all or a portion of the amount outstanding under this Note.

            1. Interest. The outstanding principal amount of this Note shall earn interest at the Federal Funds Rate, in effect from time to time (currently 2.0%), plus six percent (6%) per annum and shall be payable semi-annually, in arrears, on December 1, 2004 and on each June 1 and December 1 thereafter (each, an "Interest Payment Date"), at the option of the Investor (A) by the issuance on such dates of an Interest Warrant; (B) payable in cash on maturity on the fully accrued amount; or (C) by the issuance on any subsequent Interest Payment Date of an Interest Warrant, on the then fully accrued amount. In the event that there shall occur an Event of Default the interest rate shall be increased by seven percent (7%) per annum.

            2. Security. The indebtedness evidenced by this Note is secured by a perfected first priority security interest in the Collateral (as defined in the Security Agreement). The holder of this Note is entitled to all of the benefits of the Investment Agreement and the Security Agreement.

            3. No Subordination. The Company hereby expressly agrees, and it shall be of the essence hereof, that the indebtedness represented hereby shall not be subordinate to any other indebtedness of the Company, whether now existing or hereafter arising, in any manner whatsoever, including but not limited to its senior secured interest with respect to the Collateral and its priority of payment over all other indebtedness of the Company; provided, however, that the foregoing shall not prohibit the Company from granting a first priority security interest in any gaming equipment of the Company to any third party that provides the Company with financing to acquire such gaming equipment, provided, further, that any such party first enters into a written subordination agreement, in form and substance satisfactory to Investor, setting forth such third party's subordination to Investor's priority of payment.

            4. Redemption. Notwithstanding anything to the contrary contained herein, upon occurrence of the consummation of a Change of Control with respect to the Company (the date of such occurrence, the "Redemption Date"), Investor shall have the right to require the Company to repay all outstanding principal and accrued interest due hereunder.

            5. Definitions. As used in this Note the following terms have the meanings set forth below:

            (a) "Business Day" means any day of the year on which banks are required or permitted to be open for business in New York City.

            (b) "Change of Control" means the occurrence of any of the following: (a) the current Controlling Stockholders as a group and Investor, or any affiliate, designee or successor of Investor, shall cease to have the power to vote or direct the voting of securities having at least 51% of the voting power for the election of directors of the Company, (b) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) (excluding Investor or any affiliates, designees or successors of Investor) shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner", directly or indirectly, of the voting power to direct the voting of securities having at least 51% of the voting power for the election of directors of Company, or (c) the Company consolidates with or merges into another corporation or conveys, transfers, or leases all or substantially all of its assets to any Person, or any Person consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding voting shares of the Company are changed into or exchanged for cash, securities or other property, or (d) during any period of up to six (6) consecutive months, commencing after the date of this Note, the current directors of the Company shall cease for any reason to constitute a majority of the board of directors of the Company. As used herein, the term "beneficial owner" shall have the meaning set forth in Rules 13(d)-3 and 13(d)-5 under the Securities Exchange Act of 1934, as amended.


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


            (c) "Controlling Stockholders" means Tibor N. Vertes, Vertes Family Trust, Robit Nominees Pty Ltd., Gregory L. Hrncir, the Hrncir Family Trust, the Hrncir Family Limited Partnership, and Kevin Burman.

            (d) "Final Payment Date" as to any Note means the earliest to occur of the Maturity Date, the Redemption Date or the date following an Event of Default when all amounts payable under this Note become due and payable.

            6. Investment Purpose. The holder of this Note agrees, by his acceptance hereof, that it is taking this Note for investment purposes only and not with a view towards, or in connection with, any resale or distribution thereof.

            7. Costs. Company hereby promises to pay to Investor, immediately upon demand, all costs and expenses (including, without limitation, all reasonable fees and expenses of counsel) incurred by Investor in connection with the enforcement of Investor's rights, and the collection of all amounts due hereunder.

            8. Prepayment. No principal amount of this Note may be prepaid, in whole or in part, without the express prior written approval of Investor, which approval may be withheld by Investor in its sole and absolute discretion.

            9. Setoff. Any payment required to be made by Company under this Note will be made without setoff, counterclaim or other defense.

            10. Usury Savings. This Note is subject to the express condition that at no time shall interest be payable (as the case may be) on this Note at a rate in excess of the maximum permitted by law, and Company shall not be obligated or required to pay, nor shall Investor be permitted to charge or collect, interest at a rate in excess of such maximum rate. If by the terms of this Note, Company is required to pay interest at a rate in excess of such maximum rate, the rate of interest hereunder shall be deemed to be reduced immediately and automatically to such maximum rate, and any such excess payment previously made shall be immediately and automatically applied to the unpaid balance of the principal sum of this Note and not to the payment of interest.

            11. Amendment. Neither this Note nor any provision hereof may be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

            12. Choice of Law. This Note shall be construed and enforceable in accordance with the laws of the State of New York, without regard to principles of conflicts of law.


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


            13. Successors. As used herein, the terms "Company" and "Investor" shall be deemed to include their respective heirs, successors, legal representatives and permitted assigns whether by voluntary action of the parties or by operation of law.

            14. Presentment/Notice. Presentment for payment, diligence, notice of dishonor, protest and notice of protest are hereby waived by Company.

            15. Invalidity. In case any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Note shall be construed as if such invalid, illegal or unenforceable provisions had never been included.

            16. Notices. All notices, statements, instructions or other documents required to be given hereunder, shall be in writing and shall be given either by hand delivery, by private overnight mail service (e.g., FedEx or an equivalent service), by U.S. next day express mail service, by facsimile transmission or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, addressed as follows:


            if to Investor, to:

            Cantor G & W (Nevada), L.P.
            135 East 57th Street
            New York, New York 10022
            Facsimile:  (212) 829-4708
            Attention:  Stephen M. Merkel, Esq.
                                 General Counsel

            with a copy simultaneously by like means to its counsel:

            Zukerman Gore & Brandeis, LLP
            875 Third Avenue
            New York, NY  10022
            Facsimile No.:  (212) 223-6433
            Attn:  Clifford A. Brandeis Esq.

            if to the Company, to:

            Gaming & Entertainment Group, Inc.
            6757 Spencer Street
            Las Vegas, Nevada 89119
            Facsimile:  702-407-2472
            Attention:  Chief Executive Officer


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


Any person listed above, by written notice given to all other persons listed above in accordance with this Section 16, may change the address or any other contact information to which notices, statements, instruction or other documents are to be sent to such party. Any notice given in accordance with the provisions of this Section 16 shall be deemed to have been received (a) on the business day actually received if given by hand or facsimile transmission with electronic confirmation, (b) on the business day immediately subsequent to mailing, if sent by U.S. next day express mail service or private overnight mail service, or (c) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested.

            17. Waiver. The failure on the part of Investor to exercise any right hereunder shall not operate as a waiver thereof. The waiver of any provisions herein by Investor or the consent to any departure from any such provisions shall not be deemed a waiver of that or any other right subsequent thereto, but shall be applicable only in the specific instance or for the purpose for which such waiver or consent was given.

            18. Jurisdiction; Venue.

            (a) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and the Company hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Company hereby irrevocably agrees to service of process by mail at the address first set forth above.

            (b) The Company irrevocably and unconditionally waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            19. Waiver of Jury Trial. The Company irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Note, or the negotiation, administration, performance or enforcement thereof.


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


      IN WITNESS WHEREOF, Company has caused this Note to be signed in its name by its Chief Executive Officer and its corporate seal to be affixed hereto and attested by its Secretary this 8th day of December, 2004.



                                             GAMING & ENTERTAINMENT GROUP, INC.



                                                /s/ Tibor N. Vertes
                                             -----------------------------------
                                             Name:  Tibor N. Vertes
                                             Title: Chief Executive Officer



[Seal]


ATTEST:


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                                   BORROWINGS



DATE                         AMOUNTS OF BORROWING              NOTATION MADE BY
-----                        --------------------              ----------------